UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 25, 2016

CARE CAPITAL PROPERTIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37356	37-1781195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

191 N. Wacker Drive, Suite 1200, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 881-4700

N/A
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 of this Current Report on Form 8-K and Exhibits 10.1 and 10.2 to this Current Report on Form 8-K are incorporated in this Item 1.01 by reference.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 25, 2016, certain wholly owned subsidiaries of Care Capital Properties, LP (“Care Capital LP”), which is a wholly owned subsidiary of Care Capital Properties, Inc. (the “Company”), as borrowers (the “Borrowers”), entered into a Loan Agreement (the “Loan Agreement”) with a syndicate of banks identified therein, as lenders, Capital One, National Association, as administrative agent, lead arranger and book runner (the “Administrative Agent”), and Regions Capital Markets, as co-lead arranger.

The Loan Agreement provides for a $135 million term loan (the “Term Loan”) that bears interest at a fluctuating rate per annum equal to LIBOR for a one-month interest period plus 1.80% and matures in July 2019.  The Term Loan is secured by first lien mortgages and assignments of leases and rents on specified facilities owned by the Borrowers (the “Projects”).  The payment and performance of the Borrowers’ obligations under the Term Loan are guaranteed by the Company and Care Capital LP (together, the “Guarantor”) pursuant to the terms of that certain Guaranty of Payment and Performance executed July 25, 2016 for the benefit of the Administrative Agent (the “Guaranty Agreement”).

The Company intends to use the net proceeds of the Term Loan to repay a portion of the 2020 term loan indebtedness outstanding under Care Capital LP’s existing unsecured credit and guaranty agreement.

The Term Loan may be prepaid in whole at any time or in part from time to time, at the Borrowers’ option, subject to the payment, in certain circumstances, of an exit fee in an amount equal to 3% of the principal amount being repaid.  Notwithstanding the foregoing, the exit fee will be waived if the Term Loan is prepaid as a result of a refinancing using the proceeds of a loan obtained from The Department of Housing and Urban Development (HUD) secured by one or more of the Projects.

The Loan Agreement and Guaranty Agreement contain various affirmative and restrictive covenants that are customary for a secured loan of this nature, including, without limitation, obligations and restrictions pertaining to (i) transfers of ownership of the Projects or any Borrower or Guarantor, (ii) payment of taxes, (iii) management arrangements with respect to the Projects, (iv) compliance with laws, (v) transactions with affiliates, (vi) alterations to the Projects, and (vii) provision of financial information.  In addition, the Loan Agreement and Guaranty Agreement require that the following financial covenants be met: (1) minimum debt service coverage ratio, (2) minimum Project yield, (3) maximum consolidated total leverage ratio, (4) maximum consolidated secured debt leverage ratio, (5) minimum consolidated fixed charge coverage ratio, (6) maximum consolidated unsecured leverage ratio, (7) minimum consolidated adjusted net worth, (8) minimum consolidated unsecured interest coverage ratio, and (9) minimum consolidated unencumbered debt yield.

The Loan Agreement and Guaranty Agreement provide for events of default that are customary for a secured loan of this nature, including, without limitation, non-payment of principal or interest, failure to maintain insurance, occurrence of a prohibited transfer, violation of covenants, material inaccuracy of any representations or warranties, certain bankruptcy events, specified cross-default to other material indebtedness and certain other agreements, failure to complete any required repairs on the Projects and failure to perform obligations under the Guaranty Agreement.

The foregoing description of the Loan Agreement and Guaranty Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Loan Agreement and Guaranty Agreement, copies of which are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated in this Item 2.03 by reference.

The representations, warranties and covenants contained in the Loan Agreement and Guaranty Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties.  Accordingly, the representations and warranties in the Loan Agreement and Guaranty Agreement are not necessarily characterizations of the actual state of facts about the Company, Care Capital LP and their subsidiaries at the time they were made or otherwise and should be read only in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the Securities and Exchange Commission.  Investors are not third-party beneficiaries of, and should not rely upon, such representations, warranties and covenants.

Item 9.01.                                        Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

Not applicable.

(b)  Pro Forma Financial Information.

Not applicable.

(c)  Shell Company Transactions.

Not applicable.

(d)         Exhibits:

Exhibit Number	Description
10.1

Loan Agreement dated as of July 25, 2016 by and among Capital One, National Association, as administrative agent, co-lead arranger and book runner, Regions Capital Markets, as co-lead arranger, the lenders identified therein, and wholly owned subsidiaries of Care Capital LP listed on Exhibit B thereto, as borrowers.

10.2	Guaranty of Payment and Performance dated July 25, 2016 by the Company and Care Capital LP for the benefit of Capital One, National Association, as administrative agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARE CAPITAL PROPERTIES, INC.

Date: July 28, 2016	By:	/s/ Kristen M. Benson
Kristen M. Benson
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1

Loan Agreement dated as of July 25, 2016 by and among Capital One, National Association, as administrative agent, co-lead arranger and book runner, Regions Capital Markets, as co-lead arranger, the lenders identified therein, and wholly owned subsidiaries of Care Capital LP listed on Exhibit B thereto, as borrowers.

10.2	Guaranty of Payment and Performance dated July 25, 2016 by the Company and Care Capital LP for the benefit of Capital One, National Association, as administrative agent.